[GRAPHIC OMITTED]

SUNTRUST
--------------------------------------------------------------------------------

Contact:
Investors         Media
Gary Peacock      Barry Koling
(404) 658-4879    (404) 230-5268

For Immediate Release
---------------------
January 20, 2005

        SUNTRUST REPORTS FOURTH QUARTER AND FULL-YEAR 2004 EARNINGS
               Company Says Year Ends on "Encouraging Note;"
                 National Commerce Merger Adds to Results

ATLANTA-- SunTrust Banks, Inc. (NYSE: STI) today reported net income for the fourth quarter of 2004 of $455.7 million, up from $342.5 million in the fourth quarter of 2003. Net income per diluted share was $1.26, up 4% from the $1.21 per diluted share earned in the fourth quarter of 2003. Operating income per diluted share was $1.31, up 8% from the fourth quarter of 2003.
Operating income equals net income less the $18.5 million after-tax merger charges incurred in the fourth quarter associated with SunTrust's acquisition of National Commerce Financial Corporation, which closed on October 1, 2004.

      "SunTrust wound up 2004 the way it began: on an encouraging note," said
L. Phillip Humann, SunTrust Chairman and Chief Executive Officer. "Our fourth quarter results benefited from a continuation of positive trends from earlier in the year, notably increasingly robust revenue growth, excellent credit quality and more effective cost control."

      Mr. Humann said strong fee income in the fourth quarter at SunTrust combined with gains in net interest income that were based, in turn, on net interest margin improvement plus healthy overall loan growth. In addition, he noted, results of the former National Commerce Financial Corporation are reflected in SunTrust's fourth quarter results.

      For the quarter, reported return on average total assets (ROA) was
1.16%, and return on average total equity (ROE) was 11.46%. Excluding realized and unrealized securities gains and losses and dividends from The
Coca-Cola Company, return on average total assets was 2 basis points higher and return on average total realized equity was 108 basis points higher than the reported returns. Operating ROA, which excludes merger charges, was 4 basis points higher than the reported return on average total assets and operating ROE was 47 basis points higher than the average total return on equity.

                                     -more-

      For the full year 2004, the Company reported net income of $1,572.9 million, up from $1,332.3 million earned in 2003. Net income per diluted share was $5.19, up 10% from the full year 2003. Operating net income per diluted share was $5.25 for the full year 2004, up 11% from the $4.73 per diluted share earned in 2003. ROA for the full year 2004 was 1.18% and ROE was 13.71%. Excluding realized and unrealized securities gains and losses and dividends from The Coca-Cola Company, return on average assets was 1 basis point higher and return on average realized equity was 194 basis points higher than the reported returns. Operating ROA was 1 basis point higher than reported ROA and operating ROE was 16 basis points higher than reported ROE.

Discussion of Historical Results and Estimated Historical Combined Results
--------------------------------------------------------------------------

      Estimated historical combined information for selected prior quarters is presented to assist investors in comparing the financial results of the now-combined SunTrust and National Commerce Financial Corporation as if the
merger had been completed at the beginning of the periods presented. In management's view, the estimated historical combined financial results allow investors to better understand the comparative performance and underlying growth dynamics of the combined Company. For further information regarding the estimated historical combined financial information, including reconciliations of certain financial information, please see Appendix B.

      Total revenue was $1,859.9 million for the fourth quarter of 2004, up
$398.3 million from the fourth quarter of 2003. On an estimated historical combined basis, total revenue for the fourth quarter was up 5% from the fourth quarter of 2003. On an estimated historical combined basis for the fourth quarter, total revenue excluding securities gains and losses was up 8%
from the fourth quarter of 2003.

      Fully taxable net interest income was $1,100.9 million in the fourth quarter of 2004, up from $877.5 million in the fourth quarter of 2003. On an estimated historical combined basis for the fourth quarter, fully taxable net interest income was up 2% from the fourth quarter of 2003. The net interest margin for the fourth quarter of 2004 was 3.21%, up 10 basis points from the third quarter of 2004. SunTrust said the improvement in net interest margin reflected primarily the impact of National Commercial Financial Corporation in the fourth quarter as well as a continuation of positive margin trends at legacy SunTrust. For the full year 2004, fully taxable net interest income was $3,743.6 million, up from $3,365.3 million for 2003.

      Average loans for the fourth quarter of 2004 were $100.1 billion, up from $79.4 billion for the fourth quarter of 2003, and average earning assets were $136.5 billion, up from $112.7 billion for the fourth quarter of 2003.
On an estimated historical combined basis, average loans for the fourth quarter were up 8% from the fourth quarter of 2003. SunTrust said loan growth was "healthy across-the-board, with consumer segments particularly robust, although still-sluggish demand in the large corporate segment offset strong growth in the rest of the commercial portfolio."

      Average consumer and commercial deposits for the fourth quarter of 2004 were $90.6 billion, up from

                                     -more-

$70.3 billion for the fourth quarter of 2003. On an estimated historical combined basis, average consumer and commercial deposits for the fourth quarter were up 8% from the fourth quarter of 2003.

      Total noninterest income including securities gains and losses was $759.0 million for the fourth quarter of 2004, up from $584.1 million for the fourth quarter of 2003. On an estimated historical combined basis, total noninterest income including securities gains and losses for the fourth quarter was up 9%
from the fourth quarter of 2003.

      Noninterest income excluding securities gains and losses was $778.4 million for the fourth quarter of 2004, up from $564.6 million for the fourth quarter of 2003. On an estimated historical combined basis, noninterest income excluding securities gains and losses for the fourth quarter was up 16% from the fourth quarter of 2003.

      Noninterest income excluding securities gains and losses represented 41%
of total revenue excluding securities gains and losses for the fourth quarter of
2004 compared to 39% of total revenue excluding securities gains and losses in the fourth quarter 2003. For the full year 2004, noninterest income excluding securities gains and losses was $2,646.1 million, up from $2,179.1 million for
2003.

      Total noninterest expense in the fourth quarter of 2004 was $1,149.0 million, up from $884.8 million for the fourth quarter of 2003. On an estimated historical combined basis in the fourth quarter of 2004, total noninterest expense was up 10% from the fourth quarter of 2003. On an estimated historical combined basis, noninterest expense before amortization of intangible assets and merger expense in the fourth quarter of 2004 was up 7% from the fourth quarter of 2003 and essentially flat from the prior quarter. The Company's reported efficiency ratio was 61.78% for the fourth quarter of 2004, however its operating efficiency ratio was 60.25%. For the full year of 2004, total noninterest expense was $3,897.0 million, up from $3,400.6 million for the full year of 2003.

      Net charge-offs in the fourth quarter of 2004 were 0.21% of average loans, down from 0.35% of average loans in the fourth quarter of 2003. Net charge-offs were $53.9 million in the fourth quarter of 2004 and the provision for loan losses was $37.1 million. For the full year of 2004, net charge-offs were 0.23%
of average loans compared to 0.41% of average loans for the full year of 2003.

      Nonperforming assets were $410.7 million at December 31, 2004 or 0.40% of loans, other real estate owned and other repossessed assets compared to $378.1 million at December 31, 2003. On an estimated historical combined basis, nonperforming assets were down 7% from December 31, 2003.

      Nonperforming assets at December 31, 2004 included $373.3 million in nonperforming loans, $28.6 million in other real estate owned and $8.7 million in other repossessed assets. The allowance for loan losses at December 31, 2004 was $1,050.0 million and represented 1.04% of loans and 281.3% of nonperforming loans. SunTrust's net charge-off and nonperforming asset levels continue to compare very favorably with the most recently published industry averages.

      At December 31, 2004, SunTrust had total assets of $159.1 billion. Equity capital of $16.0 billion represented 10% of total assets. Book value per share was $44.30, up from $34.52 on December 31, 2003.

                                  -more-

      The Company disclosed in its Form 10-Q for the 2004 third quarter that there was a material weakness in the Company's internal controls over financial reporting relating to the process of establishing the allowance for loan and lease losses and that the Company would likely not be able to fully remediate the weakness in internal controls by December 31, 2004. Although significant remedial actions have been taken, SunTrust was not able to fully remediate the material weakness in internal controls as of December 31, 2004. As a result, management will disclose this material weakness in internal controls in its report in the Company's Form 10-K and indicate that the Company's internal controls over financial reporting were not effective at such date. In addition, the Company expects that the material weakness will result in an adverse opinion by the Company's independent auditors on the effectiveness of the Company's internal controls.

      To view the corresponding financial tables and information, please refer to the Investor Relations section located under "About SunTrust" on our Web site at www.suntrust.com. This information may also be directly accessed via the quick link entitled "4th Quarter Earnings Release" located at the lower right hand corner of the SunTrust homepage.

      SunTrust management will host a conference call on January 20, 2005 at
9:00 a.m. (Eastern Time) to discuss the earnings results and business trends.
Individuals are encouraged to call in beginning at 8:45 a.m. (Eastern Time) by dialing 1-888-822-9863 (Passcode: 4Q04; Leader: Gary Peacock). Individuals
calling from outside the United States should dial 1-484-630-1854 (Passcode:
4Q04; Leader: Gary Peacock). A replay of the call will be available beginning
January 20, 2005 and ending February 3, 2005 at 5:00 p.m. (Eastern Time) by dialing 1-866-463-4956 (domestic) or 1-203-369-1394 (international).

                                  -more-

      Alternatively, individuals may listen to the live webcast of the presentation by visiting the SunTrust Web site at www.suntrust.com. The webcast will be hosted under "Investor Relations" located under "About SunTrust" or may be accessed directly from the SunTrust home page by clicking on the earnings-related link, "4th Quarter/Full Year Earnings Release". Beginning the
afternoon of January 20, 2005, listeners may access an archived version of the presentation in the "Webcasts and Presentations" subsection found under
"Investor Relations". A link to the Investor Relations page is also found in the footer of the SunTrust home page.

      SunTrust Banks, Inc., headquartered in Atlanta, is one of the nation's largest commercial banking organizations. The company operates an extensive distribution network primarily in Florida, Georgia, Maryland, North Carolina,
South Carolina, Tennessee, Virginia and the District of Columbia and also serves customers in selected markets nationally. Its primary businesses include deposit, credit, trust and investment services. Through various subsidiaries the company provides credit cards, mortgage banking, insurance, brokerage and capital markets services. SunTrust's Internet address is www.suntrust.com.

                                       ###
Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, SunTrust's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of SunTrust's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause
SunTrust's results to differ materially from those described in the forward-looking statements can be found in the 2003 Annual Reports on Form 10-K of SunTrust and National Commerce Financial Corporation ("NCF"), in the
Quarterly Reports on Form 10-Q and 10-Q/A of SunTrust and the Quarterly Reports
on Form 10-Q of NCF, and in the Current Reports filed on Form 8-K of SunTrust and NCF filed with the Securities and Exchange Commission and available at the
Securities and Exchange Commission's internet site (http://www.sec.gov). The forward-looking statements in this press release speak only as of the date of the filing, and SunTrust does not assume any obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.

This press release contains certain non-GAAP measures to describe our Company's performance. The reconciliation of those measures to the most directly comparable GAAP measures can be found in the financial information contained at the end of this press release.

                                       ###

SUNTRUST BANKS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  THREE MONTHS ENDED                TWELVE MONTHS ENDED
                                                                ----------------------     %       ---------------------       %
                                                                  2004           2003    CHANGE      2004         2003      CHANGE
-----------------------------------------------------------------------------------------------------------------------------------

EARNINGS & DIVIDENDS
Period Ended December 31
------------------------
(Dollars in millions except per share data)

Net income                                                      $  455.7     $ 342.5      33.1%   $1,572.9     $1,332.3     18.1%
Total revenue                                                    1,859.9     1,461.6      27.3      6,348.0      5,668.3     12.0
Total revenue excluding securities gains and losses(1)           1,879.3     1,442.1      30.3      6,389.7      5,544.4     15.2

Earnings per share
 Diluted                                                        $   1.26      $ 1.21       4.1       $ 5.19       $ 4.73      9.7
 Basic                                                              1.27        1.23       3.3         5.25         4.79      9.6

Dividends paid per common share                                     0.50        0.45      11.1         2.00         1.80     11.1
Average shares outstanding (000s)
 Diluted                                                         362,661     282,537      28.4      303,309      281,434      7.8
 Basic                                                           357,524     278,852      28.2      299,375      278,295      7.6

KEY RATIOS
Return on average total assets                                      1.16%      1.09%     6.4%       1.18%       1.09%    8.3%
Return on average assets less net unrealized securities gains(2)    1.18        1.04      13.5         1.19         1.01     17.8
Return on average total equity                                     11.46       14.40     (20.4)       13.71        14.67     (6.5)
Return on average realized equity(2)                               12.54       16.02     (21.7)       15.65        15.98     (2.1)
Total average shareholders' equity to total average assets         10.10        7.56      33.6         8.58         7.43     15.5
Net interest margin(3)                                              3.21        3.09       3.9         3.15         3.08      2.3
Efficiency ratio(3)                                                61.78       60.54       2.0        61.39        59.99      2.3
Period Ended December 31
Book value per share                                               44.30       34.52      28.3
Tier 1 capital ratio                                                7.00(4)     7.85     (10.8)
Total capital ratio                                                10.30(4)    11.75     (12.3)
Tier 1 leverage ratio                                               6.46(4)     7.37     (12.3)
-----------------------------------------------------------------------------------------------------------------------------------
CONDENSED BALANCE SHEETS (DOLLARS IN MILLIONS)
Average Balances
Securities available for sale                                   $ 29,295    $ 25,595      14.5%   $ 26,419     $ 23,712     11.4%
Loans held for sale                                                5,607       7,202     (22.1)       5,427        8,588    (36.8)
Loans                                                            100,137      79,370      26.2       86,214       76,138     13.2
Other earning assets                                               3,468       2,926      18.5        3,217        3,163      1.7
Allowance for loan losses                                         (1,095)       (954)     14.8         (990)        (951)     4.1
Intangible assets                                                  7,880       1,691     366.0        3,312        1,623    104.1
Other assets                                                      11,278       8,926      26.3       10,155       10,052      1.0
                                                               ---------   ---------               --------    ---------
Total assets                                                   $ 156,570   $ 124,756      25.5     $133,754    $ 122,325      9.3
                                                               =========   =========               ========    =========

Consumer and commercial deposits                                $ 90,601    $ 70,313      28.9     $ 77,092     $ 69,444     11.0
Purchased liabilities(5)                                          22,297      25,018     (10.9)      21,548       24,474    (12.0)
Long-term debt                                                    21,962      14,469      51.8       18,075       12,657     42.8
Other liabilities                                                  5,891       5,521       6.7        5,570        6,667    (16.5)
                                                               ---------   ---------               --------    ---------
Total liabilities                                                140,751     115,321      22.1      122,285      113,242      8.0
Shareholder's equity                                              15,819       9,435      67.7       11,469        9,083     26.3
                                                               ---------   ---------               --------    ---------
Total liabilities and shareholders' equity                     $ 156,570   $ 124,756      25.5     $133,754    $ 122,325      9.3
                                                               =========   =========               ========    =========

Period Ended December 31
Securities available for sale                                   $ 28,941    $ 25,607      13.0
Loans held for sale                                                6,580       5,552      18.5
Loans                                                            101,426      80,732      25.6
Other earning assets                                               4,008       3,243      23.6
Allowance for loan losses                                         (1,050        (942)     11.5
Intangible assets                                                  7,867       1,717     358.2
Other assets                                                      11,310       9,484      19.3
                                                               ---------   ---------
Total assets                                                    $159,082    $125,393      26.9
                                                               =========   =========

Consumer and commercial deposits                                $ 92,110    $ 72,925      26.3
Purchased liabilities(5)                                          22,981      21,945       4.7
Long-term debt                                                    22,127      15,314      44.5
Other liabilities                                                  5,877       5,478       7.3
                                                               ---------   ---------
Total liabilities                                                143,095     115,662      23.7
Shareholders' equity                                              15,987       9,731      64.3
                                                               ---------   ---------
Total liabilities and shareholders' equity                     $ 159,082    $125,393      26.9
                                                               =========   =========

(1) SunTrust presents total revenue excluding realized securities gains/losses.
    The Company believes total revenue without securities gains/losses is more indicative of the Company's performance because it isolates income that is primarily customer relationship and customer transaction driven. See
    Appendix A for a reconcilement of this non-GAAP performance measure.

(2) SunTrust presents a return on average assets and return on average realized equity which exclude realized and unrealized securities gains/losses and dividends from The Coca-Cola Company. The foregoing numbers reflect primarily adjustments to remove the effects of the Company's securities portfolio which includes the ownership by the Company of 48.3 million shares of The Coca-Cola Company. The Company uses this information internally to gauge its actual performance in the industry. The Company believes that the return on average assets less the net unrealized securities gains is more indicative of the Company's return on assets because it more accurately reflects the return on the assets that are related to the Company's core businesses which are primarily customer relationship and customer transaction driven. The Company also believes that the return on average realized equity is more indicative of the Company's return on equity because the excluded equity relates primarily to a long term holding of a specific security. See Appendix A for a reconcilement of these non-GAAP performance measures.

(3) The net interest margin and efficiency ratios are presented on a fully taxable-equivalent (FTE) basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

(4) Current period tier 1 capital, total capital and tier 1 leverage ratios are estimated as of the press release date.

(5) Purchased liabilities include foreign and brokered deposits, funds purchased and other short-term borrowings.

                                     Page 1

SUNTRUST BANKS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------------------
                                                            THREE MONTHS ENDED                     TWELVE MONTHS ENDED
                                                          ----------------------        %         ---------------------       %
                                                            2004           2003       CHANGE        2004         2003      CHANGE
-----------------------------------------------------------------------------------------------------------------------------------

CREDIT DATA (DOLLARS IN THOUSANDS)
Period Ended December 31
Allowance for loan losses - beginning                     $  892,974     941,423       (5.1)%      $941,922    $930,114       1.3%
Allowance from acquisitions and other activity - net         173,844           -      100.0         173,844       9,324   1,764.5
Provision for loan losses                                     37,099      70,286      (47.2)        135,537     313,550     (56.8)
Net charge-offs
  Consumer                                                    37,287      39,469       (5.5)        105,335     131,451     (19.9)
  Real estate                                                  6,566       9,695      (32.3)         31,279      21,762      43.7
  Commercial                                                  10,040      20,623      (51.3)         64,665     157,853     (59.0)
                                                          ----------    --------                 ----------    --------
Allowance for loan losses - ending                        $1,050,024    $941,922       11.5      $1,050,024    $941,922      11.5
                                                          ==========    ========                 ==========    ========
Total net charge-offs                                     $   53,893    $ 69,787      (22.8)       $201,279    $311,066     (35.3)
Net charge-offs to average loans                                0.21%       0.35%     (40.0)           0.23%       0.41%    (43.9)
Period Ended December 31
  Nonaccrual loans                                        $  354,241    $336,587        5.2
  Restructured loans                                          19,049      14,782       28.9
                                                          ----------    --------
Total nonperforming loans                                    373,290     351,369        6.2
  Other real estate owned (OREO)                              28,619      16,458       73.9
  Other repossessed assets                                     8,749      10,270      (14.8)
                                                          ----------    --------
Total nonperforming assets                                $  410,658    $378,097        8.6
                                                          ==========    ========

Total nonperforming loans to total loans                        0.37%       0.44%     (15.9)
Total nonperforming assets to total loans plus
  OREO and other repossessed assets                             0.40        0.47      (14.9)
Allowance to period-end loans                                   1.04        1.17      (11.1)
Allowance to nonperforming loans                               281.3       268.1        4.9

                                     Page 2

SUNTRUST BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  AS OF DECEMBER 31          INCREASE/(DECREASE)
                                                                             ---------------------------   -------------------------
                                                                                2004             2003          AMOUNT        %
------------------------------------------------------------------------------------------------------------------------------------

ASSETS

Cash and due from banks                                                      $  3,968,238   $  3,931,653    $    36,585      0.9%
Interest-bearing deposits in other banks                                           15,929         16,329           (400)    (2.4)
Trading assets                                                                  2,395,365      1,853,137        542,228     29.3
Securities available for sale(1)                                               28,941,080     25,606,884      3,334,196     13.0
Funds sold and securities purchased under agreements to resell                  1,596,269      1,373,392        222,877     16.2
Loans held for sale                                                             6,580,223      5,552,060      1,028,163     18.5

Loans                                                                         101,426,172     80,732,321     20,693,851     25.6
Allowance for loan losses                                                      (1,050,024)      (941,922)      (108,102)    11.5
                                                                             -------------  -------------   ------------
    Net loans                                                                 100,376,148     79,790,399     20,585,749     25.8

Goodwill                                                                        6,806,013      1,077,638      5,728,375    531.6
Other intangible assets                                                         1,061,451        639,619        421,832     66.0
Other assets                                                                    7,340,788      5,552,042      1,788,746     32.2
                                                                             -------------  -------------   ------------
    TOTAL ASSETS(2)                                                          $159,081,504   $125,393,153    $33,688,351     26.9
                                                                             =============  =============   ============

LIABILITIES

Noninterest-bearing consumer and commercial deposits                          $24,878,314    $21,001,324    $ 3,876,990     18.5
Interest-bearing consumer and commercial deposits                              67,231,381     51,923,322     15,308,059     29.5
                                                                             -------------  -------------   ------------
    Total consumer and commercial deposits                                     92,109,695     72,924,646     19,185,049     26.3
Brokered deposits                                                               6,100,911      3,184,084      2,916,827     91.6
Foreign deposits                                                                5,150,645      5,080,789         69,856      1.4
                                                                             -------------  -------------   ------------
    Total deposits                                                            103,361,251     81,189,519     22,171,732     27.3

Funds purchased and securities sold under agreements to repurchase              9,342,831      9,505,246       (162,415)    (1.7)
Other short-term borrowings                                                     2,386,893      4,175,415     (1,788,522)   (42.8)
Long-term debt                                                                 22,127,166     15,313,922      6,813,244     44.5
Trading liabilities                                                               985,939      1,048,543        (62,604)    (6.0)
Other liabilities                                                               4,890,525      4,429,342        461,183     10.4
                                                                             -------------  -------------   ------------
    TOTAL LIABILITIES                                                         143,094,605    115,661,987     27,432,618     23.7
                                                                             -------------  -------------   ------------

SHAREHOLDERS' EQUITY

Preferred stock, no par value                                                           -              -              -        -
Common stock, $1.00 par value                                                     370,578        294,163         76,415     26.0
Additional paid in capital                                                      6,749,219      1,288,311      5,460,908    423.9
Retained earnings                                                               8,118,710      7,149,118        969,592     13.6
Treasury stock and other                                                         (528,558)      (664,518)       135,960    (20.5)
Accumulated other comprehensive income                                          1,276,950      1,664,092       (387,142)   (23.3)
                                                                             -------------  -------------   ------------

    TOTAL SHAREHOLDERS' EQUITY                                                 15,986,899      9,731,166      6,255,733     64.3
                                                                             -------------  -------------   ------------

    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $159,081,504   $125,393,153    $33,688,351     26.9
                                                                             =============  =============   ============

    Common shares outstanding                                                 360,840,710    281,923,057     78,917,653     28.0
    Common shares authorized                                                  750,000,000    750,000,000              -        -
    Treasury shares of common stock                                             9,737,688     12,239,700     (2,502,012)   (20.4)

(1) Includes net unrealized gains of                                         $  2,016,733   $  2,614,512    $  (597,779)   (22.9)
(2) Includes earning assets of                                                138,938,305    112,519,611     26,418,694     23.5

                                     Page 3

SUNTRUST BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     THREE MONTHS ENDED
                                                              -----------------------------------------------------------------
                                                                         DECEMBER 31                  INCREASE/(DECREASE)
                                                              --------------------------------- -------------------------------
                                                                    2004            2003             Amount            %
-------------------------------------------------------------------------------------------------------------------------------

Interest income                                                    $1,604,267       $1,198,936          $405,331          33.8
Interest expense                                                      520,063          333,416           186,647          56.0
                                                                   ----------       ----------          --------
NET INTEREST INCOME                                                 1,084,204          865,520           218,684          25.3
Provision for loan losses                                              37,099           70,286           (33,187)        (47.2)
NET INTEREST INCOME AFTER
                                                                   ----------       ----------          --------
 PROVISION FOR LOAN LOSSES                                          1,047,105          795,234           251,871          31.7
                                                                   ----------       ----------          --------

NONINTEREST INCOME

Service charges on deposit accounts                                   196,960          165,298            31,662          19.2
Trust and investment management income                                160,526          129,622            30,904          23.8
Retail investment services                                             53,185           43,637             9,548          21.9
Other charges and fees                                                110,509           79,376            31,133          39.2
Investment banking income                                              61,671           53,800             7,871          14.6
Trading account profits and commissions                                44,032           22,680            21,352          94.1
Card fees                                                              49,308           28,893            20,415          70.7
Other noninterest income                                              102,189           41,265            60,924         147.6
Securities (losses)/gains                                             (19,377)          19,501           (38,878)       (199.4)
                                                                   ----------       ----------          --------
Total noninterest income                                              759,003          584,072           174,931          30.0
                                                                   ----------       ----------          --------

NONINTEREST EXPENSE

Personnel expense                                                     612,861          516,171            96,690          18.7
Net occupancy expense                                                  78,218           60,522            17,696          29.2
Outside processing and software                                        81,368           63,176            18,192          28.8
Equipment expense                                                      50,765           45,527             5,238          11.5
Marketing and customer development                                     34,389           24,830             9,559          38.5
Amortization of intangible assets                                      31,759           16,379            15,380          93.9
Merger expense                                                         28,401                -            28,401         100.0
Other noninterest expense                                             231,231          158,189            73,042          46.2
                                                                   ----------       ----------          --------
Total noninterest expense                                           1,148,992          884,794           264,198          29.9
                                                                   ----------       ----------          --------

INCOME BEFORE INCOME TAXES                                            657,116          494,512           162,604          32.9
Provision for income taxes                                            201,387          152,005            49,382          32.5
                                                                   ----------       ----------          --------
NET INCOME                                                         $  455,729       $  342,507          $113,222          33.1
                                                                   ==========       ==========          ========

Net interest income (taxable-equivalent)(1)                        $1,100,888         $877,501          $223,387          25.5

Earnings per share
    Diluted                                                              1.26             1.21              0.05           4.1
    Basic                                                                1.27             1.23              0.04           3.3

Cash dividends paid per common share                                     0.50             0.45              0.05          11.1
Average shares outstanding (000s)
    Diluted                                                           362,661          282,537            80,124          28.4
    Basic                                                             357,524          278,852            78,672          28.2

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       TWELVE MONTHS ENDED
                                                                      -------------------------------------------------------------
                                                                              DECEMBER 31                  INCREASE/(DECREASE)
                                                                      -----------------------------  ------------------------------
                                                                          2004             2003            AMOUNT             %
-----------------------------------------------------------------------------------------------------------------------------------

Interest income                                                        $5,218,382       $4,768,842        $ 449,540           9.4%
Interest expense                                                        1,533,227        1,448,539           84,688           5.8
                                                                       ----------       ----------        ---------
NET INTEREST INCOME                                                     3,685,155        3,320,303          364,852          11.0
Provision for loan losses                                                 135,537          313,550         (178,013)        (56.8)
NET INTEREST INCOME AFTER
                                                                       ----------       ----------        ---------
 PROVISION FOR LOAN LOSSES                                              3,549,618        3,006,753          542,865          18.1
                                                                       ----------       ----------        ---------

NONINTEREST INCOME

Service charges on deposit accounts                                       700,022          643,103           56,919           8.9
Trust and investment management income                                    586,783          502,409           84,374          16.8
Retail investment services                                                192,811          161,753           31,058          19.2
Other charges and fees                                                    390,494          326,311           64,183          19.7
Investment banking income                                                 206,730          192,480           14,250           7.4
Trading account profits and commissions                                   127,799          109,878           17,921          16.3
Card fees                                                                 153,439          119,585           33,854          28.3
Other noninterest income                                                  288,059          123,606          164,453         133.0
Securities (losses)/gains                                                 (41,691)         123,876         (165,567)       (133.7)
                                                                       ----------       ----------        ---------
Total noninterest income                                                2,604,446        2,303,001          301,445          13.1
                                                                       ----------       ----------        ---------

NONINTEREST EXPENSE

Personnel expense                                                       2,168,313        1,944,563          223,750          11.5
Net occupancy expense                                                     268,248          237,266           30,982          13.1
Outside processing and software                                           286,270          246,654           39,616          16.1
Equipment expense                                                         184,865          178,443            6,422           3.6
Marketing and customer development                                        128,291          100,280           28,011          27.9
Amortization of intangible assets                                          77,582           64,515           13,067          20.3
Merger expense                                                             28,401                -           28,401         100.0
Other noninterest expense                                                 755,068          628,895          126,173          20.1
                                                                       ----------       ----------        ---------
Total noninterest expense                                               3,897,038        3,400,616          496,422          14.6
                                                                       ----------       ----------        ---------

INCOME BEFORE INCOME TAXES                                              2,257,026        1,909,138          347,888          18.2
Provision for income taxes                                                684,125          576,841          107,284          18.6
                                                                       ----------       ----------        ---------
NET INCOME                                                             $1,572,901       $1,332,297        $ 240,604          18.1
                                                                       ==========       ==========        =========

Net interest income (taxable-equivalent)(1)                            $3,743,553       $3,365,317        $ 378,236          11.2

Earnings per share
    Diluted                                                                  5.19             4.73             0.46           9.7
    Basic                                                                    5.25             4.79             0.46           9.6

Cash dividends paid per common share                                         2.00             1.80             0.20          11.1
Average shares outstanding (000s)
    Diluted                                                               303,309          281,434           21,875           7.8
    Basic                                                                 299,375          278,295           21,080           7.6

(1) Net interest income includes the effects of taxable-equivalent adjustments using a federal tax rate of 35% and state income taxes where applicable to increase tax-exempt interest income to a taxable-equivalent basis.

                                     Page 4

SUNTRUST BANKS, INC. AND SUBSIDIARIES
SELECTED FINANCIAL INFORMATION

------------------------------------------------------------------------------------------------------------------------------------

                                                                    4TH QUARTER     3RD QUARTER       2ND QUARTER      1ST QUARTER
                                                                       2004             2004             2004              2004
------------------------------------------------------------------------------------------------------------------------------------

RESULTS OF OPERATIONS
(Dollars in thousands, except per share data)

Net interest income                                                 $ 1,084,204       $  876,874        $  872,429       $  851,648
Provision for loan losses                                                37,099           41,774             2,827           53,837
                                                                    -----------       ----------        ----------       ----------
Net credit income                                                     1,047,105          835,100           869,602          797,811
Securities (losses)/gains                                               (19,377)         (18,193)           (9,048)           4,927
Other noninterest income                                                778,380          645,885           631,713          590,159
                                                                    -----------       ----------        ----------       ----------
Net credit and noninterest income                                     1,806,108        1,462,792         1,492,267        1,392,897
Noninterest expense                                                   1,148,992          929,849           928,449          889,748
                                                                    -----------       ----------        ----------       ----------
Income before income taxes                                              657,116          532,943           563,818          503,149
Provision for income taxes                                              201,387          164,177           177,247          141,314
                                                                    -----------       ----------        ----------       ----------
NET INCOME                                                          $   455,729       $  368,766        $  386,571       $  361,835
                                                                    ===========       ==========        ==========       ==========

Net interest income (taxable-equivalent)                             $1,100,888       $  893,695        $  885,066       $  863,904
Total revenue                                                         1,859,891        1,521,387         1,507,731        1,458,990
Total revenue excluding securities gains and losses(1)                1,879,268        1,539,580         1,516,779        1,454,063

Earnings per share
    Diluted                                                          $     1.26       $     1.30        $     1.36       $     1.28
    Basic                                                                  1.27             1.31              1.39             1.29

Dividends paid per common share                                            0.50             0.50              0.50             0.50
Average shares outstanding (000s)
    Diluted                                                             362,661          283,502           283,116          283,523
    Basic                                                               357,524          280,185           279,840          279,523
------------------------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES
(Dollars in millions)
Total assets                                                         $  156,570         $127,128          $127,287       $  123,854
Earning assets                                                          136,450          114,334           113,657          111,038
Unrealized gains on securities available for sale                         2,057            2,055             2,804            2,580
Loans                                                                   100,137           83,753            80,936           79,905
Interest-bearing liabilities                                            110,679           91,402            90,680           89,792
Total deposits                                                          101,272           83,463            83,320           80,362
Shareholders' equity                                                     15,819            9,993            10,194            9,840
------------------------------------------------------------------------------------------------------------------------------------
SELECTED RATIOS
Net interest margin(2)                                                     3.21%           3.11%            3.13%           3.13
Return on average total assets                                             1.16             1.15              1.22             1.18
Return on average assets less net unrealized securities gains(3)           1.18             1.18              1.23             1.15
Return on average total equity                                            11.46            14.68             15.25            14.79
Return on average realized equity(3)                                     12.54            16.96             18.30            17.07
------------------------------------------------------------------------------------------------------------------------------------
CREDIT DATA
(Dollars in thousands)
Allowance for loan losses - beginning                                $  892,974         $902,243          $936,972       $  941,922
Allowance from acquisitions and other activity - net                    173,844                -                 -                -
Provision for loan losses                                                37,099           41,774             2,827           53,837
Net charge-offs                                                          53,893           51,043            37,556           58,787
                                                                     ----------         --------          --------       ----------
Allowance for loan losses - ending                                   $1,050,024       $  892,974        $  902,243       $  936,972
                                                                     ==========       ==========        ==========       ==========
Net charge-offs to average loans                                           0.21%           0.24%            0.19%           0.30
Period Ended
Nonaccrual loans                                                     $  354,241         $263,127          $282,909       $  283,918
Restructured loans                                                       19,049           19,724            18,189           18,661
                                                                     ----------       ----------        ----------       ----------
Total nonperforming loans                                               373,290          282,851           301,098          302,579
Other real estate owned (OREO)                                           28,619           10,934            14,246           18,380
Other repossessed assets                                                  8,749           10,431             9,076           10,953
                                                                     ----------       ----------        ----------       ----------
Total nonperforming assets                                           $  410,658       $  304,216        $  324,420       $  331,912
                                                                     ==========       ==========        ==========       ==========

Total nonperforming loans to total loans                                   0.37%           0.33%            0.36%           0.38
Total nonperforming assets to total loans plus
    OREO and other repossessed assets                                      0.40             0.36              0.39             0.42
Allowance to period-end loans                                              1.04             1.06              1.09             1.18
Allowance to nonperforming loans                                          281.3            315.7             299.7            309.7

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       TWELVE MONTHS ENDED
                                                                           4TH QUARTER           DECEMBER 31
                                                                               2003                  2004               2003
----------------------------------------------------------------------------------------------------------------------------------

RESULTS OF OPERATIONS
(Dollars in thousands, except per share data)

Net interest income                                                         $  865,520           $3,685,155          $3,320,303
Provision for loan losses                                                       70,286              135,537             313,550
                                                                            ----------           ----------          ----------
Net credit income                                                              795,234            3,549,618           3,006,753
Securities (losses)/gains                                                       19,501              (41,691)            123,876
Other noninterest income                                                       564,571            2,646,137           2,179,125
                                                                            ----------           ----------          ----------
Net credit and noninterest income                                            1,379,306            6,154,064           5,309,754
Noninterest expense                                                            884,794            3,897,038           3,400,616
                                                                            ----------           ----------          ----------
Income before income taxes                                                     494,512            2,257,026           1,909,138
Provision for income taxes                                                     152,005              684,125             576,841
                                                                            ----------           ----------          ----------
NET INCOME                                                                  $  342,507           $1,572,901          $1,332,297
                                                                            ==========           ==========          ==========

Net interest income (taxable-equivalent)                                    $  877,501           $3,743,553          $3,365,317
Total revenue                                                                1,461,573            6,347,999           5,668,318
Total revenue excluding securities gains and losses(1)                       1,442,072            6,389,690           5,544,442

Earnings per share
    Diluted                                                                     $ 1.21               $ 5.19              $ 4.73
    Basic                                                                         1.23                 5.25                4.79

Dividends paid per common share                                                   0.45                 2.00                1.80
Average shares outstanding (000s)
    Diluted                                                                    282,537              303,309             281,434
    Basic                                                                      278,852              299,375             278,295
----------------------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES
(Dollars in millions)
Total assets                                                                 $ 124,756            $ 133,754           $ 122,325
Earning assets                                                                 112,730              118,906             109,257
Unrealized gains on securities available for sale                                2,364                2,372               2,343
Loans                                                                           79,370               86,214              76,138
Interest-bearing liabilities                                                    91,213               95,668              88,748
Total deposits                                                                  81,082               87,133              80,039
Shareholders' equity                                                             9,436               11,469               9,083
----------------------------------------------------------------------------------------------------------------------------------
SELECTED RATIOS
Net interest margin(2)                                                            3.09%               3.15%              3.08%
Return on average total assets                                                    1.09                 1.18                1.09
Return on average assets less net unrealized securities gains(3)                  1.04                 1.19                1.01
Return on average total equity                                                   14.40                13.71               14.67
Return on average realized equity(3)                                             16.02                15.65               15.98
----------------------------------------------------------------------------------------------------------------------------------
CREDIT DATA
(Dollars in thousands)
Allowance for loan losses - beginning                                       $  941,423           $  941,922          $  930,114
Allowance from acquisitions and other activity - net                                 -              173,844               9,324
Provision for loan losses                                                       70,286              135,537             313,550
Net charge-offs                                                                 69,787              201,279             311,066
                                                                            ----------           ----------          ----------
Allowance for loan losses - ending                                          $  941,922           $1,050,024          $  941,922
                                                                            ==========           ==========          ==========
Net charge-offs to average loans                                                  0.35%               0.23%              0.41%
Period Ended
Nonaccrual loans                                                            $  336,587
Restructured loans                                                              14,782
                                                                            ----------
Total nonperforming loans                                                      351,369
Other real estate owned (OREO)                                                  16,458
Other repossessed assets                                                        10,270
                                                                            ----------
Total nonperforming assets                                                  $  378,097
                                                                            ==========

Total nonperforming loans to total loans                                          0.44%
Total nonperforming assets to total loans plus
    OREO and other repossessed assets                                             0.47
Allowance to period-end loans                                                     1.17
Allowance to nonperforming loans                                                 268.1

(1) SunTrust presents total revenue excluding realized securities gains/losses.
    The Company believes total revenue without securities gains/losses is more indicative of the Company's performance because it isolates income that is primarily customer relationship and customer transaction driven. See
    Appendix A for a reconcilement of this non-GAAP performance measure.

(2) The net interest margin is presented on a fully taxable-equivalent (FTE) and annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

(3) SunTrust presents a return on average assets and return on average realized equity which exclude realized and unrealized securities gains/losses and dividends from The Coca-Cola Company. The foregoing numbers reflect primarily adjustments to remove the effects of the Company's securities portfolio which includes the ownership by the Company of 48.3 million shares of The Coca-Cola Company. The Company uses this information internally to gauge its actual performance in the industry. The Company believes that the return on average assets less the net unrealized securities gains is more indicative of the Company's return on assets because it more accurately reflects the return on the assets that are related to the Company's core businesses which are primarily customer relationship and customer transaction driven. The Company also believes that the return on average realized equity is more indicative of the Company's return on equity because the excluded equity relates primarily to a long term holding of a specific security. See Appendix A for a reconcilement of these non-GAAP performance measures.

                                     Page 5

SUNTRUST BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED DAILY AVERAGE BALANCES,
AVERAGE YIELDS EARNED AND RATES PAID
(Dollars in millions; yields on taxable-equivalent basis)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        THREE MONTHS ENDED
                                                             ----------------------------------------------------------------------
                                                                        DECEMBER 31, 2004                  DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------------------------------------

                                                                             INTEREST                          INTEREST
                                                                AVERAGE      INCOME/   YIELDS/     AVERAGE     INCOME/     YIELDS/
                                                               BALANCES      EXPENSE    RATES      BALANCES    EXPENSE      RATES
                                                             ------------  ----------  -------   -----------  ---------   --------

ASSETS
Loans:
  Real estate 1-4 family                                      $ 22,461.0   $   285.8     5.09%   $ 17,117.4   $  227.8       5.32%
  Real estate construction                                       9,054.6       121.0     5.32       4,364.4       48.3       4.39
  Real estate equity                                            11,016.4       133.3     4.81       6,740.7       71.3       4.20
  Real estate commercial                                         9,547.2       120.7     5.03       9,286.5      109.4       4.68
  Commercial                                                    32,223.1       360.5     4.45      29,289.1      264.1       3.58
  Business credit card                                             192.6         3.2     6.69         140.5        2.4       6.71
  Consumer - direct                                              6,706.9        93.6     5.55       3,600.0       44.1       4.86
  Consumer - indirect                                            8,661.6       120.1     5.52       8,435.0      133.5       6.28
  Nonaccrual and restructured                                      274.1         3.4     4.90         396.5        3.9       3.89
                                                             ---------------------------------   ---------------------------------
    Total loans                                                100,137.5     1,241.6     4.93      79,370.1      904.8       4.52
Securities available for sale:
  Taxable                                                       26,389.5       275.1     4.17      22,868.1      200.7       3.51
  Tax-exempt                                                       848.6        13.0     6.11         363.3        5.7       6.32
                                                             ---------------------------------   ---------------------------------
    Total securities available for sale                         27,238.1       288.1     4.23      23,231.4      206.4       3.55
Funds sold and securities purchased under agreement
to resell                                                        1,301.2         6.0     1.82       1,181.2        3.2       1.05
Loans held for sale                                              5,607.0        74.7     5.33       7,202.3       92.2       5.12
Interest-bearing deposits                                           20.9         0.1     1.35          13.0        0.0       1.28
Trading assets                                                   2,145.7        10.5     1.94       1,731.5        4.3       0.98
                                                             ---------------------------------   ---------------------------------
    Total earning assets                                       136,450.4     1,621.0     4.73     112,729.5    1,210.9       4.26
Allowance for loan losses                                       (1,094.5)                            (954.2)
Cash and due from banks                                          4,136.4                            3,492.3
Premises and equipment                                           1,839.9                            1,591.3
Other assets                                                    13,181.2                            5,533.3
Unrealized gains on securities
 available for sale                                              2,056.7                            2,363.9
                                                             ---------------------------------   ---------------------------------
    Total assets                                             $ 156,570.1                         $124,756.1
                                                             =================================   =================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits:
  NOW accounts                                               $  16,940.7   $    28.3     0.66%   $ 12,102.3   $   11.2       0.37%
  Money Market accounts                                         24,507.0        66.3     1.08      22,273.8       42.3       0.75
  Savings                                                        8,139.3        16.8     0.82       6,248.9        9.5       0.60
  Consumer time                                                 12,083.9        73.6     2.42       7,600.3       41.8       2.18
  Other time                                                     4,748.8        30.2     2.53       3,501.2       20.7       2.35
                                                             ---------------------------------   ---------------------------------
    Total interest-bearing consumer
     and commercial deposits                                    66,419.7       215.2     1.29      51,726.5      125.5       0.96
  Brokered deposits                                              5,966.1        32.3     2.11       3,754.0       21.9       2.28
  Foreign deposits                                               4,704.5        23.0     1.91       7,015.6       17.7       0.99
                                                             ---------------------------------   ---------------------------------
    Total interest-bearing deposits                             77,090.3       270.5     1.40      62,496.1      165.1       1.05
Funds purchased and securities sold under agreements
to repurchase                                                    9,407.1        40.3     1.68      10,497.4       20.1       0.75
Other short-term borrowings                                      2,219.7        11.5     2.06       3,750.6       14.8       1.56
Long-term debt                                                  21,961.6       197.8     3.58      14,468.8      133.4       3.66
                                                             ---------------------------------   ---------------------------------
    Total interest-bearing liabilities                         110,678.7       520.1     1.87      91,212.9      333.4       1.45
Noninterest-bearing deposits                                    24,181.7                           18,586.1
Other liabilities                                                5,890.7                            5,521.3
Shareholders' equity                                            15,819.0                            9,435.8
                                                             ------------                        -----------
    Total liabilities and shareholders' equity               $ 156,570.1                         $124,756.1
                                                             =================================   =================================

Interest rate spread                                                                     2.86%                               2.81%
                                                             ---------------------------------   ---------------------------------

NET INTEREST INCOME                                                        $1,100.9                           $ 877.5
                                                             ---------------------------------   ---------------------------------

NET INTEREST MARGIN                                                                      3.21%                               3.09%
                                                             ---------------------------------   ---------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      TWELVE MONTHS ENDED
                                                         --------------------------------------------------------------------------
                                                                      DECEMBER 31, 2004                   DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------

                                                                         INTEREST                              INTEREST
                                                          AVERAGE        INCOME/     YIELDS/      AVERAGE      INCOME/      YIELDS/
                                                          BALANCES       EXPENSE     RATES        BALANCES     EXPENSE       RATES
                                                         -----------  ------------  --------   -------------  ----------   --------

ASSETS
Loans:
  Real estate 1-4 family                                 $ 19,961.9    $ 1,015.0       5.08%    $ 15,689.7   $   901.6       5.75%
  Real estate construction                                  5,728.3        275.4       4.81         4,149.5       190.9       4.60
  Real estate equity                                        8,502.6        370.4       4.36         6,098.0       267.3       4.38
  Real estate commercial                                    9,427.9        446.0       4.73         9,203.7       454.6       4.94
  Commercial                                               28,962.4      1,134.5       3.92        28,616.2     1,060.2       3.70
  Business credit card                                        160.5         10.7       6.69           129.7         9.0       6.91
  Consumer - direct                                         4,375.4        221.5       5.06         3,675.7       186.2       5.07
  Consumer - indirect                                       8,802.4        501.6       5.70         8,103.3       548.5       6.77
  Nonaccrual and restructured                                 293.1         19.0       6.48           472.1        14.1       2.98
                                                         -----------------------------------   ------------------------------------
    Total loans                                            86,214.5      3,994.1       4.63        76,137.9     3,632.4       4.77
Securities available for sale:
  Taxable                                                  23,429.8        917.1       3.91        20,994.4       676.2       3.22
  Tax-exempt                                                  617.1         37.7       6.11           374.1        24.1       6.46
                                                         -----------------------------------   ------------------------------------
    Total securities available for sale                    24,046.9        954.8       3.97        21,368.5       700.3       3.28
Funds sold and securities purchased under agreement
to resell                                                   1,376.9         18.6       1.35         1,387.0        15.7       1.13
Loans held for sale                                         5,427.1        281.3       5.18         8,587.7       448.3       5.22
Interest-bearing deposits                                      18.1          0.2       0.98            10.5         0.1       1.39
Trading assets                                              1,822.1         27.8       1.53         1,765.8        17.0       0.96
                                                         -----------------------------------   ------------------------------------
    Total earning assets                                  118,905.6      5,276.8       4.44       109,257.4     4,813.8       4.41
Allowance for loan losses                                    (989.5)                                 (950.8)
Cash and due from banks                                     3,732.9                                 3,432.1
Premises and equipment                                      1,672.7                                 1,588.7
Other assets                                                8,060.4                                 6,655.0
Unrealized gains on securities
 available for sale                                         2,372.2                                 2,343.0
                                                         -----------------------------------   ------------------------------------
    Total assets                                         $133,754.3                              $122,325.4
                                                         ===================================   ====================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits:
  NOW accounts                                           $ 13,777.5      $ 71.0        0.52%    $ 11,702.0   $   50.7        0.43%
  Money Market accounts                                    22,864.7       198.9        0.87        22,218.5      203.5        0.92
  Savings                                                   7,225.4        55.5        0.77         6,259.3       46.7        0.75
  Consumer time                                             8,333.5       182.0        2.18         7,975.4      201.7        2.53
  Other time                                                3,843.3        92.8        2.42         3,461.6       80.0        2.31
                                                         -----------------------------------   ------------------------------------
    Total interest-bearing consumer
     and commercial deposits                               56,044.4       600.2        1.07        51,616.8      582.6        1.13
  Brokered deposits                                         4,273.5        87.9        2.06         3,662.0      111.2        3.04
  Foreign deposits                                          5,767.9        78.1        1.35         6,933.3       77.8        1.12
                                                         -----------------------------------   ------------------------------------
    Total interest-bearing deposits                        66,085.8       766.2        1.16        62,212.1      771.6        1.24
Funds purchased and securities sold under agreements
to repurchase                                               9,796.7       108.6        1.11        11,666.9      106.2        0.91
Other short-term borrowings                                 1,709.9        30.2        1.77         2,211.7       33.5        1.52
Long-term debt                                             18,075.4       628.2        3.48        12,657.1      537.2        4.24
                                                         -----------------------------------   ------------------------------------
    Total interest-bearing liabilities                     95,667.8     1,533.2        1.60        88,747.8    1,448.5        1.63
Noninterest-bearing deposits                               21,047.1                                17,826.9
Other liabilities                                           5,569.9                                 6,667.7
Shareholders' equity                                       11,469.5                                 9,083.0
                                                         -----------                           -------------
    Total liabilities and shareholders' equity           $133,754.3                              $122,325.4
                                                         ===================================   ====================================

Interest rate spread                                                                   2.84%                                 2.78%
                                                         -----------------------------------   ------------------------------------

NET INTEREST INCOME                                                   $ 3,743.6                               $3,365.3
                                                         -----------------------------------   ------------------------------------

NET INTEREST MARGIN                                                                    3.15%                                 3.08%
                                                         -----------------------------------   ------------------------------------

                                     Page 6

SUNTRUST BANKS, INC. AND SUBSIDIARIES
RECONCILEMENT OF NON-GAAP MEASURES
APPENDIX A TO THE PRESS RELEASE

------------------------------------------------------------------------------------------------------------------------------------
                QUARTER - TO - QUARTER COMPARISON
------------------------------------------------------------------------------------------------------------------------------------
                                                      4TH QUARTER     3RD QUARTER    2ND QUARTER      1ST QUARTER      4TH QUARTER
                                                             2004            2004           2004             2004             2003
------------------------------------------------------------------------------------------------------------------------------------

NON-GAAP MEASURES PRESENTED IN THE PRESS RELEASE
(Dollars in thousands)

Net income                                            $    455,729   $    368,766   $    386,571     $    361,835     $    342,507
Securities losses/(gains), net of tax                       12,595         11,825          5,881           (3,203)         (12,676)
                                                      -------------  -------------  -------------    -------------    -------------
Net income excluding securities gains and losses           468,324        380,591        392,452          358,632          329,831
The Coca-Cola Company dividend, net of tax                 (10,739)       (10,740)       (10,739)         (10,740)          (9,451)
                                                      -------------  -------------  -------------    -------------    -------------
Net income excluding securities gains and losses and
The Coca-Cola Company dividend                        $    457,585   $    369,851   $    381,713     $    347,892        $ 320,380
                                                      =============  =============  =============    =============    =============

Total average assets                                  $156,570,092   $127,127,968   $127,287,458     $123,853,747     $124,756,099
Average net unrealized securities gains                 (2,056,737)    (2,054,978)    (2,803,917)      (2,580,304)      (2,363,948)
                                                      -------------  -------------  -------------    -------------    -------------
Average assets less net unrealized securities gains   $154,513,355   $125,072,990   $124,483,541     $121,273,443     $122,392,151
                                                      =============  =============  =============    =============    =============

Total average equity                                  $ 15,818,968   $  9,992,905   $ 10,194,201     $  9,840,282     $  9,435,794
Average other comprehensive income                      (1,304,553)    (1,318,332)    (1,804,833)      (1,645,712)      (1,503,355)
                                                      -------------  -------------  -------------    -------------    -------------
Total average realized equity                         $ 14,514,415   $  8,674,573   $  8,389,368     $  8,194,570     $  7,932,439
                                                      =============  =============  =============    =============    =============

Return on average total assets                                1.16%         1.15%         1.22%           1.18%           1.09%
Impact of excluding net realized and
unrealized securities gains/losses and
The Coca-Cola Company dividend                                0.02           0.03           0.01            (0.03)           (0.05)
                                                      -------------  -------------  -------------    -------------    -------------
Return on average total assets less net
realized and unrealized securities
gains/losses and The Coca-Cola Company dividend(1)            1.18%         1.18%         1.23%           1.15%           1.04%
                                                      =============  =============  =============    =============    =============

Return on average total shareholders' equity                 11.46%        14.68%        15.25%          14.79%          14.40%
Impact of excluding net unrealized securities gains           1.08           2.28           3.05             2.28             1.62
                                                      -------------  -------------  -------------    -------------    -------------
Return on average realized shareholders' equity(2)           12.54%        16.96%        18.30%          17.07%          16.02%
                                                      =============  =============  =============    =============    =============

Net interest income                                   $  1,084,204   $    876,874   $    872,429     $    851,648     $    865,520
FTE adjustment                                              16,684         16,821         12,637           12,256           11,981
                                                      -------------  -------------  -------------    -------------    -------------
Net interest income - FTE                                1,100,888        893,695        885,066          863,904          877,501
Noninterest income                                         759,003        627,692        622,665          595,086          584,072
                                                      -------------  -------------  -------------    -------------    -------------
Total revenue                                            1,859,891      1,521,387      1,507,731        1,458,990        1,461,573
Securities losses/(gains)                                   19,377         18,193          9,048           (4,927)         (19,501)
                                                      -------------  -------------  -------------    -------------    -------------
Total revenue excluding securities gains and losses   $  1,879,268   $  1,539,580   $  1,516,779     $  1,454,063     $  1,442,072
                                                      =============  =============  =============    =============    =============

------------------------------------------------------------------------------------------------------------------------
                                                                                         YTD COMPARISON
------------------------------------------------------------------------------------------------------------------------
                                                                                           DECEMBER 31
                                                                                    2004                     2003
------------------------------------------------------------------------------------------------------------------------

NON-GAAP MEASURES PRESENTED IN THE PRESS RELEASE
(Dollars in thousands)

Net income                                                                       $  1,572,901            $ 1,332,297
Securities losses/(gains), net of tax                                                  27,099                (80,519)
                                                                                 ------------           ------------
Net income excluding securities gains and losses                                    1,600,000              1,251,778
The Coca-Cola Company dividend, net of tax                                            (42,957)               (37,803)
                                                                                 ------------           ------------
Net income excluding securities gains and losses and
The Coca-Cola Company dividend                                                   $  1,557,043            $ 1,213,975
                                                                                 ============            ===========

Total average assets                                                             $133,754,293          $ 122,325,361
Average net unrealized securities gains                                            (2,372,246)            (2,343,015)
                                                                                 ------------           ------------
Average assets less net unrealized securities gains                              $131,382,047           $119,982,346
                                                                                 ============            ===========

Total average equity                                                             $ 11,469,482           $  9,083,026
Average other comprehensive income                                                 (1,517,227)            (1,486,125)
                                                                                 ------------           ------------
Total average realized equity                                                    $  9,952,255           $  7,596,901
                                                                                 ============            ===========

Return on average total assets                                                           1.18%                1.09%
Impact of excluding net realized and unrealized securities                               0.01                  (0.08)
gains/losses and The Coca-Cola Company dividend
                                                                                 ------------           ------------
Return on average total assets less net realized and unrealized                          1.19%                 1.01%
securities gains/losses and The Coca-Cola Company dividend(1)
                                                                                 ============            ===========

Return on average total shareholders' equity                                            13.71%                14.67%
Impact of excluding net unrealized securities gains                                      1.94                   1.31
                                                                                 ------------           ------------
Return on average realized shareholders' equity(2)                                      15.65%                15.98%
                                                                                 ============            ===========

Net interest income                                                              $  3,685,155           $  3,320,303
FTE adjustment                                                                         58,398                 45,014
                                                                                 ------------           ------------
Net interest income - FTE                                                           3,743,553              3,365,317
Noninterest income                                                                  2,604,446              2,303,001
                                                                                 ------------           ------------
Total revenue                                                                       6,347,999              5,668,318
Securities losses/(gains)                                                              41,691               (123,876)
                                                                                 ------------           ------------
Total revenue excluding securities gains and losses                              $  6,389,690           $  5,544,442
                                                                                 ============           ============

------------------------------------------------------------------------------------------------------------------
                                                                           4TH QUARTER                YTD
                                                                                                  DECEMBER 31
                                                                              2004                   2004
------------------------------------------------------------------------------------------------------------------

SELECTED NON-GAAP OPERATING MEASURES PRESENTED IN THE PRESS RELEASE(3)
(Dollars in thousands)

Net income                                                                    $   455,729        $ 1,572,901
Merger expense, net of tax                                                         18,461             18,461
                                                                              -----------        -----------
Operating net income                                                              474,190          1,591,362
Securities losses/(gains), net of tax                                              12,595             27,099
The Coca-Cola Company dividend, net of tax                                        (10,739)           (42,957)
                                                                              -----------        -----------
Operating net income excluding securities gains/
losses and The Coca-Cola Company dividend                                     $   476,046        $ 1,575,504
                                                                              ===========        ===========

Noninterest expense                                                           $ 1,148,992        $ 3,897,038
Merger expense                                                                    (28,401)           (28,401)
                                                                              -----------        -----------
Noninterest expense excluding merger expense                                  $ 1,120,591        $ 3,868,637
                                                                              ===========        ===========

Return on average total assets                                                       1.16%             1.18%
Impact of excluding merger expense                                                   0.04               0.01
                                                                              -----------        -----------
Operating return on average total assets(4)                                          1.20%             1.19%
                                                                              ===========        ===========

Return on average total shareholders' equity                                        11.46%            13.71%
Impact of excluding merger expense                                                   0.47               0.16
                                                                              -----------        -----------
Operating return on average total shareholders' equity(5)                           11.93%            13.87%
                                                                              ===========        ===========

Efficiency ratio                                                                    61.78%            61.39%
Impact of excluding merger expense                                                  (1.53)             (0.45)
                                                                              -----------        -----------
Operating efficiency ratio                                                          60.25%            60.94%
                                                                              ===========        ===========

Diluted earnings per share                                                    $      1.26        $      5.19
Impact of excluding merger expense                                                   0.05               0.06
                                                                              -----------        -----------
Operating diluted earnings per share                                          $      1.31        $      5.25
                                                                              ===========        ===========

(1) Computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola Company dividend, by average assets less net unrealized securities gains.

(2) Computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola Company dividend, by average realized shareholders' equity.

(3) SunTrust presents selected financial data on an operating basis that excludes merger charges. The Company believes the exclusion of the merger charges, which represent incremental costs to integrate NCF's operations, is more reflective of normalized operations.

(4) Computed by dividing annualized operating net income by average total assets.

(5) Computed by dividing annualized operating net income by average total shareholders' equity.

                                     Page 7

SUNTRUST BANKS, INC. AND SUBSIDIARIES
RECONCILEMENT OF NON-GAAP MEASURES
APPENDIX A TO THE PRESS RELEASE, CONTINUED

--------------------------------------------------------------------------------------------------------------------
                QUARTER - TO - QUARTER COMPARISON
--------------------------------------------------------------------------------------------------------------------
                                                                    4TH QUARTER      4TH QUARTER      CHANGE
                                                                       2004                 2003%
--------------------------------------------------------------------------------------------------------------------

NON-GAAP DISCLOSURES FOR IMPACTS OF THREE PILLARS(1)
------------------------------------------------------------------
(Dollars in millions)

Average loans - reported                                             $100,137          $ 79,370        26.2
Impact of Three Pillars                                                     -            (2,243)
                                                                     ---------         ---------
Average loans excluding Three Pillars                                $100,137          $ 77,127        29.8
                                                                     =========         =========

Average earning assets - reported                                    $136,450          $112,730        21.0
Impact of Three Pillars                                                     -            (2,699)
                                                                     ---------         ---------
Average earning assets excluding Three Pillars                       $136,450          $110,031        24.0
                                                                     =========         =========

Average commercial loans - reported                                  $ 32,223          $ 29,289        10.0
Impact of Three Pillars                                                     -            (2,243)
                                                                     ---------         ---------
Average commercial loans excluding Three Pillars                     $ 32,223          $ 27,046        19.1
                                                                     =========         =========

Average commercial loan yield - reported                                 4.45%            3.58%      24.3
Impact of Three Pillars                                                     -              0.11
                                                                     ---------         ---------
Average commercial loan yield excluding Three Pillars                    4.45%            3.69%      20.6
                                                                     =========         =========

Net interest margin - reported                                           3.21%            3.09%       3.9
Impact of Three Pillars                                                     -              0.06
                                                                     ---------         ---------
Net interest margin excluding Three Pillars                              3.21%            3.15%       1.9
                                                                     =========         =========

-----------------------------------------------------------------------------------------------------------------------------------
                 QUARTER - TO - QUARTER COMPARISON
-----------------------------------------------------------------------------------------------------------------------------------
                                                           4TH QUARTER    3RD QUARTER   CHANGE   4TH QUARTER   4TH QUARTER  CHANGE
                                                              2004           2004%(2)        2004          2003%
-----------------------------------------------------------------------------------------------------------------------------------

REVENUE GROWTH RATE
(Dollars in thousands)

Total revenue excluding securities gains and losses        $ 1,879,268    $  1,539,580   22.1   $ 1,879,268    $ 1,442,072   30.3
                                                           ============   =============         ============   ============

AVERAGE LOW COST CONSUMER AND COMMERCIAL DEPOSIT RECONCILEMENT
(Dollars in thousands)

Demand deposits                                            $24,181,729    $ 20,490,191   18.0   $24,181,729    $18,586,159   30.1
NOW accounts                                                16,940,751      12,999,444   30.3    16,940,751     12,102,292   40.0
Savings                                                      8,139,263       7,424,698    9.6     8,139,263      6,248,917   30.3
                                                           ------------   -------------         ------------   ------------
Total average low cost consumer and commercial deposits    $49,261,743    $ 40,914,333   20.4   $49,261,743    $36,937,368   33.4
                                                           ============   =============         ============   ============

(1) Under the provisions of FASB Interpretation No. 46, SunTrust consolidated its commercial paper conduit, Three Pillars, effective July 1, 2003. As of
    March 1, 2004, Three Pillars was restructured and deconsolidated.
    Adjustments were made to reported figures for comparability purposes.

(2) Multiply by 4 to calculate sequential annualized growth or reductions discussed in the earnings call.

                                     Page 8

SUNTRUST BANKS, INC. AND SUBSIDIARIES
ESTIMATES OF HISTORICAL COMBINED HISTORICAL GROWTH
APPENDIX B TO THE PRESS RELEASE

The 3rd Quarter 2004 and 4th Quarter 2003 figures represent SunTrust and NCF on a historical combined basis. See page 10 for a reconcilement of these historical combined amounts.

                                                                 ------------------------------------------------------------------
                                                                                  QUARTER - TO - QUARTER COMPARISON
                                                                 ------------------------------------------------------------------
                                                                  4TH QUARTER       3RD QUARTER            INCREASE/(DECREASE)
                                                                      2004              2004             AMOUNT             %
                                                                 ------------------------------------------------------------------

STATEMENTS OF INCOME (DOLLARS IN THOUSANDS)

NET INTEREST INCOME                                                  $1,084,204        $1,071,689        $    12,515           1.2%

Provision for loan losses                                                37,099            60,818            (23,719)        (39.0)
                                                                     ----------        ----------        -----------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                                    1,047,105         1,010,871             36,234           3.6
                                                                     ----------        ----------        -----------

NONINTEREST INCOME

Deposit and other fees(1)                                               356,777           353,573              3,204           0.9
Trust and investment management income                                  160,526           165,603             (5,077)         (3.1)
Broker / dealer revenue(2)                                              158,888           132,650             26,238          19.8
Other noninterest income                                                102,189           106,550             (4,361)         (4.1)
                                                                     ----------        ----------        -----------
   Noninterest income before securities (losses)/gains                  778,380           758,376             20,004           2.6
Securities (losses)/gains                                               (19,377)          (16,565)            (2,812)        (17.0)
                                                                     ----------        ----------        -----------
     Total noninterest income                                           759,003           741,811             17,192           2.3
                                                                     ----------        ----------        -----------

NONINTEREST EXPENSE

Personnel expense                                                       612,861           605,325              7,536           1.2
Net occupancy expense                                                    78,218            79,875             (1,657)         (2.1)
Outside processing and software                                          81,368            75,449              5,919           7.8
Equipment expense                                                        50,765            50,904               (139)         (0.3)
Marketing and customer development                                       34,389            34,975               (586)         (1.7)
Other noninterest expense                                               231,231           242,693            (11,462)         (4.7)
                                                                     ----------        ----------        -----------
   Noninterest expense before amortization of
   intangible assets and merger expense                               1,088,832         1,089,221               (389)         (0.0)
Amortization of intangible assets                                        31,759            28,132              3,627          12.9
Merger expense                                                           28,401                 -             28,401         100.0
                                                                     ----------        ----------        -----------
     Total noninterest expense                                        1,148,992         1,117,353             31,639           2.8
                                                                     ----------        ----------        -----------

INCOME BEFORE INCOME TAXES                                              657,116           635,329             21,787           3.4
Provision for income taxes                                              201,387           198,926              2,461           1.2
                                                                     ----------        ----------        -----------
NET INCOME FROM CONTINUING OPERATIONS                                   455,729           436,403             19,326           4.4
Income from discontinued operations, net of tax                               -                 -                  -             -
                                                                     ----------        ----------        -----------
NET INCOME                                                              455,729           436,403             19,326           4.4
Merger expense, net of tax                                               18,461                 -             18,461         100.0
                                                                     ----------        ----------        -----------
OPERATING NET INCOME                                                 $  474,190        $  436,403        $    37,787           8.7%
                                                                     ==========        ==========        ===========

REVENUE (DOLLARS IN THOUSANDS)

Net interest income                                                  $1,084,204        $1,071,689        $    12,515           1.2%
FTE adjustment(3)                                                        16,684            19,063             (2,379)        (12.5)
                                                                     ----------        ----------        -----------
Net interest income - FTE                                             1,100,888         1,090,752             10,136           0.9
Noninterest income                                                      759,003           741,811             17,192           2.3
                                                                     ----------        ----------        -----------
Total revenue                                                         1,859,891         1,832,563             27,328           1.5
Securities losses/(gains)                                                19,377            16,565              2,812          17.0
                                                                     ----------        ----------        -----------
Total revenue excluding securities gains and losses                  $1,879,268        $1,849,128        $    30,140           1.6%
                                                                     ==========        ==========        ===========

SELECTED AVERAGE BALANCES (DOLLARS IN MILLIONS)

Average Loans(4)
Commercial(5)                                                        $   32,343        $   31,977        $       366           1.1%
Real estate 1-4 family                                                   22,535            21,963                572           2.6
Real estate commercial and construction                                  18,660            18,155                505           2.8
Real estate equity                                                       11,016            10,295                721           7.0
Consumer(6)                                                              15,390            15,520               (130)         (0.8)
Credit cards                                                                193               175                 18          10.3
                                                                     ----------        ----------        -----------
     Total loans                                                     $  100,137        $   98,085        $     2,052           2.1%
                                                                     ==========        ==========        ===========

Average deposits
Noninterest bearing deposits                                         $   24,182        $   23,239        $       943           4.1%
NOW accounts                                                             16,941            15,335              1,606          10.5
Money market accounts                                                    24,507            24,211                296           1.2
Savings                                                                   8,139             9,099               (960)        (10.6)
Consumer time                                                            12,084            11,882                202           1.7
Other time                                                                4,748             4,112                636          15.5
                                                                     ----------        ----------        -----------
   Total consumer and commercial deposits                                90,601            87,878              2,723           3.1
Brokered and foreign deposits                                            10,671            11,496               (825)         (7.2)
                                                                     ----------        ----------        -----------
     Total deposits                                                  $  101,272        $   99,374        $     1,898           1.9%
                                                                     ==========        ==========        ===========

SELECTED CREDIT DATA (DOLLARS IN THOUSANDS)

Nonaccrual loans                                                     $  354,241        $  329,340        $    24,901           7.6%
Restructured loans                                                       19,049            19,724               (675)         (3.4)
                                                                     ----------        ----------        -----------
   Total nonperforming loans                                            373,290           349,064             24,226           6.9
Other real estate owned (OREO)                                           28,619            27,126              1,493           5.5
Other repossessed assets                                                  8,749            15,082             (6,333)        (42.0)
                                                                     ----------        ----------        -----------
     Total nonperforming assets                                      $  410,658        $  391,272        $    19,386           5.0%
                                                                     ==========        ==========        ===========

                                                              ------------------------------------------------------------------
                                                                              QUARTER - TO - QUARTER COMPARISON
                                                              ------------------------------------------------------------------
                                                                 4TH QUARTER       4TH QUARTER         INCREASE/(DECREASE)
                                                                     2004              2003             AMOUNT             %
                                                              ------------------------------------------------------------------

STATEMENTS OF INCOME (DOLLARS IN THOUSANDS)

NET INTEREST INCOME                                               $1,084,204        $ 1,060,948       $    23,256           2.2%
                                                                  ----------        -----------       -----------

Provision for loan losses                                             37,099             82,668           (45,569)        (55.1)
                                                                  ----------        -----------       -----------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                                 1,047,105            978,280            68,825           7.0
                                                                  ----------        -----------       -----------

NONINTEREST INCOME

Deposit and other fees(1)                                            356,777            323,081            33,696          10.4
Trust and investment management income                               160,526            145,856            14,670          10.1
Broker / dealer revenue(2)                                           158,888            141,677            17,211          12.1
Other noninterest income                                             102,189             62,324            39,865          64.0
                                                                  ----------        -----------       -----------
   Noninterest income before securities (losses)/gains               778,380            672,938           105,442          15.7
Securities (losses)/gains                                            (19,377)            22,839           (42,216)       (184.8)
                                                                  ----------        -----------       -----------
     Total noninterest income                                        759,003            695,777            63,226           9.1
                                                                  ----------        -----------       -----------

NONINTEREST EXPENSE

Personnel expense                                                    612,861            591,575            21,286           3.6
Net occupancy expense                                                 78,218             73,766             4,452           6.0
Outside processing and software                                       81,368             69,871            11,497          16.5
Equipment expense                                                     50,765             52,926            (2,161)         (4.1)
Marketing and customer development                                    34,389             27,574             6,815          24.7
Other noninterest expense                                            231,231            200,602            30,629          15.3
                                                                  ----------        -----------       -----------
   Noninterest expense before amortization of
   intangible assets and merger expense                            1,088,832          1,016,314            72,518           7.1
Amortization of intangible assets                                     31,759             30,716             1,043           3.4
Merger expense                                                        28,401                  -            28,401         100.0
                                                                  ----------        -----------       -----------
     Total noninterest expense                                     1,148,992          1,047,030           101,962           9.7
                                                                  ----------        -----------       -----------

INCOME BEFORE INCOME TAXES                                           657,116            627,027            30,089           4.8
Provision for income taxes                                           201,387            195,019             6,368           3.3
                                                                  ----------        -----------       -----------
NET INCOME FROM CONTINUING OPERATIONS                                455,729            432,008            23,721           5.5
Income from discontinued operations, net of tax                            -                767              (767)       (100.0)
                                                                  ----------        -----------       -----------
NET INCOME                                                           455,729            432,775            22,954           5.3
Merger expense, net of tax                                            18,461                  -            18,461         100.0
                                                                  ----------        -----------       -----------
OPERATING NET INCOME                                              $  474,190        $   432,775       $    41,415           9.6%
                                                                  ==========        ===========       ===========

REVENUE (DOLLARS IN THOUSANDS)

Net interest income                                               $1,084,204        $ 1,060,948       $    23,256           2.2%
FTE adjustment(3)                                                     16,684             14,027             2,657          18.9
                                                                  ----------        -----------       -----------
Net interest income - FTE                                          1,100,888          1,074,975            25,913           2.4
Noninterest income                                                   759,003            695,777            63,226           9.1
                                                                  ----------        -----------       -----------
Total revenue                                                      1,859,891          1,770,752            89,139           5.0
Securities losses/(gains)                                             19,377            (22,839)           42,216         184.8
                                                                  ----------        -----------       -----------
Total revenue excluding securities gains and losses               $1,879,268        $ 1,747,913       $   131,355           7.5%
                                                                  ==========        ===========       ===========

SELECTED AVERAGE BALANCES (DOLLARS IN MILLIONS)

Average Loans(4)
Commercial(5)                                                     $   32,343        $    33,344       $    (1,001)         (3.0)%
Real estate 1-4 family                                                22,535             18,213             4,322          23.7
Real estate commercial and construction                               18,660             17,489             1,171           6.7
Real estate equity                                                    11,016              8,350             2,666          31.9
Consumer(6)                                                           15,390             14,812               578           3.9
Credit cards                                                             193                155                38          24.5
                                                                  ----------        -----------       -----------
     Total loans                                                  $  100,137        $    92,363       $     7,774           8.4%
                                                                  ==========        ===========       ===========

Average deposits
Noninterest bearing deposits                                      $   24,182        $    21,141       $     3,041          14.4%
NOW accounts                                                          16,941             14,139             2,802          19.8
Money market accounts                                                 24,507             24,304               203           0.8
Savings                                                                8,139              7,982               157           2.0
Consumer time                                                         12,084             12,390              (306)         (2.5)
Other time                                                             4,748              3,833               915          23.9
                                                                  ----------        -----------       -----------
   Total consumer and commercial deposits                             90,601             83,789             6,812           8.1
Brokered and foreign deposits                                         10,671             12,645            (1,974)        (15.6)
                                                                  ----------        -----------       -----------
     Total deposits                                               $  101,272        $    96,434       $     4,838           5.0%
                                                                  ==========        ===========       ===========

SELECTED CREDIT DATA (DOLLARS IN THOUSANDS)

Nonaccrual loans                                                  $  354,241        $   367,276       $   (13,035)         (3.5)%
Restructured loans                                                    19,049             14,782             4,267          28.9
                                                                  ----------        -----------       -----------
   Total nonperforming loans                                         373,290            382,058            (8,768)         (2.3)
Other real estate owned (OREO)                                        28,619             44,654           (16,035)        (35.9)
Other repossessed assets                                               8,749             14,908            (6,159)        (41.3)
                                                                  ----------        -----------       -----------
     Total nonperforming assets                                   $  410,658        $   441,620       $   (30,962)         (7.0)%
                                                                  ==========        ===========       ===========

(1) Includes service charges on deposits, card and other charges and fees.

(2) Includes retail investment services, investment banking income and trading account profits and commissions.

(3) NCF's FTE adjustments were reduced $4,001 from the third quarter 2004 and
    $4,917 from the fourth quarter of 2003 to conform to SunTrust's methodology.

(4) SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.

(5) The historical combined 4th quarter 2003 includes $2,243 related to the consolidation of SunTrust's commercial paper conduit, Three Pillars.

(6) Includes consumer direct and consumer indirect loans.

                                     Page 9

SUNTRUST BANKS, INC. AND SUBSIDIARIES
SUNTRUST / NCF - SELECTED HISTORICAL FINANCIAL DATA
APPENDIX B TO THE PRESS RELEASE, CONTINUED

                                                               -------------------------------------------------------------
                                                                                      3RD QUARTER
                                                                                          2004
                                                               -------------------------------------------------------------
                                                                   SUNTRUST                NCF           HISTORICAL COMBINED
                                                               ------------------   ------------------   -------------------

STATEMENTS OF INCOME (Dollars in thousands)

NET INTEREST INCOME                                                   $  876,874           $  194,815           $ 1,071,689

Provision for loan losses                                                 41,774               19,044                60,818
                                                                      ----------           ----------           -----------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                                       835,100              175,771             1,010,871
                                                                      ----------           ----------           -----------

NONINTEREST INCOME

Deposit and other fees(1)                                                298,328               55,245               353,573
Trust and investment management income                                   149,673               15,930               165,603
Broker / dealer revenue(2)                                               113,308               19,342               132,650
Other noninterest income                                                  84,576               21,974               106,550
                                                                      ----------           ----------           -----------
   Noninterest income before securities (losses)/gains                   645,885              112,491               758,376
Securities (losses)/gains                                                (18,193)               1,628               (16,565)
                                                                      ----------           ----------           -----------
     Total noninterest income                                            627,692              114,119               741,811
                                                                      ----------           ----------           -----------

NONINTEREST EXPENSE

Personnel expense                                                        527,734               77,591               605,325
Net occupancy expense                                                     66,542               13,333                79,875
Outside processing and software                                           68,657                6,792                75,449
Equipment expense                                                         43,275                7,629                50,904
Marketing and customer development                                        32,028                2,947                34,975
Other noninterest expense                                                176,020               66,673               242,693
                                                                      ----------           ----------           -----------
   Noninterest expense before amortization of
   intangible assets                                                     914,256              174,965             1,089,221
Amortization of intangible assets                                         15,593               12,539                28,132
                                                                      ----------           ----------           -----------
     Total noninterest expense                                           929,849              187,504             1,117,353
                                                                      ----------           ----------           -----------

INCOME BEFORE INCOME TAXES                                               532,943              102,386               635,329
Provision for income taxes                                               164,177               34,749               198,926
                                                                      ----------           ----------           -----------
NET INCOME FROM CONTINUING OPERATIONS                                    368,766               67,637               436,403
Income from discontinued operations, net of tax                                -                    -                     -
                                                                      ----------           ----------           -----------
NET INCOME                                                            $  368,766           $   67,637           $   436,403
                                                                      ==========           ==========           ===========

REVENUE (DOLLARS IN THOUSANDS)

Net interest income                                                   $  876,874           $  194,815           $ 1,071,689
FTE adjustment(3)                                                         16,821                2,242                19,063
                                                                      ----------           ----------           -----------
Net interest income - FTE                                                893,695              197,057             1,090,752
Noninterest income                                                       627,692              114,119               741,811
                                                                      ----------           ----------           -----------
Total revenue                                                          1,521,387              311,176             1,832,563
Securities losses/(gains)                                                 18,193               (1,628)               16,565
                                                                      ----------           ----------           -----------
Total revenue excluding securities gains and losses                   $1,539,580           $  309,548           $ 1,849,128
                                                                      ==========           ==========           ===========

SELECTED AVERAGE BALANCES (DOLLARS IN MILLIONS)

Average Loans(4)
Commercial(5)                                                         $   27,753           $    4,224           $    31,977
Real estate 1-4 family                                                    20,798                1,165                21,963
Real estate commercial and construction                                   14,231                3,924                18,155
Real estate equity                                                         8,239                2,056                10,295
Consumer(6)                                                               12,574                2,946                15,520
Credit cards                                                                 158                   17                   175
                                                                      ----------           ----------           -----------
     Total loans                                                      $   83,753           $   14,332           $    98,085
                                                                      ==========           ==========           ===========

Average deposits
Noninterest bearing deposits                                          $   20,490           $    2,749           $    23,239
NOW accounts                                                              13,000                2,335                15,335
Money market accounts                                                     22,434                1,777                24,211
Savings                                                                    7,425                1,674                 9,099
Consumer time                                                              6,967                4,915                11,882
Other time                                                                 3,806                  306                 4,112
                                                                      ----------           ----------           -----------
   Total consumer and commercial deposits                                 74,122               13,756                87,878
Brokered and foreign deposits                                              9,341                2,155                11,496
                                                                      ----------           ----------           -----------
     Total deposits                                                   $   83,463           $   15,911           $    99,374
                                                                      ==========           ==========           ===========

SELECTED CREDIT DATA (DOLLARS IN THOUSANDS)

Nonaccrual loans                                                      $  263,127           $   66,213           $   329,340
Restructured loans                                                        19,724                    -                19,724
                                                                      ----------           ----------           -----------
   Total nonperforming loans                                             282,851               66,213               349,064
Other real estate owned (OREO)                                            10,934               16,192                27,126
Other repossessed assets                                                  10,431                4,651                15,082
                                                                      ----------           ----------           -----------
     Total nonperforming assets                                       $  304,216           $   87,056           $   391,272
                                                                      ==========           ==========           ===========

                                                                 ---------------------------------------------------------------
                                                                                          4TH QUARTER
                                                                                            2003
                                                                 ---------------------------------------------------------------
                                                                     SUNTRUST                NCF           HISTORICAL COMBINED
                                                                 ------------------   ------------------   ---------------------

STATEMENTS OF INCOME (DOLLARS IN THOUSANDS)

NET INTEREST INCOME                                                   $  865,520           $  195,428           $ 1,060,948

Provision for loan losses                                                 70,286               12,382                82,668
                                                                      ----------           ----------           -----------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                                       795,234              183,046               978,280
                                                                      ----------           ----------           -----------

NONINTEREST INCOME

Deposit and other fees(1)                                                273,567               49,514               323,081
Trust and investment management income                                   129,622               16,234               145,856
Broker / dealer revenue(2)                                               120,117               21,560               141,677
Other noninterest income                                                  41,265               21,059                62,324
                                                                      ----------           ----------           -----------
   Noninterest income before securities (losses)/gains                   564,571              108,367               672,938
Securities (losses)/gains                                                 19,501                3,338                22,839
                                                                      ----------           ----------           -----------
     Total noninterest income                                            584,072              111,705               695,777
                                                                      ----------           ----------           -----------

NONINTEREST EXPENSE

Personnel expense                                                        516,171               75,404               591,575
Net occupancy expense                                                     60,522               13,244                73,766
Outside processing and software                                           63,176                6,695                69,871
Equipment expense                                                         45,527                7,399                52,926
Marketing and customer development                                        24,830                2,744                27,574
Other noninterest expense                                                158,189               42,413               200,602
                                                                      ----------           ----------           -----------
   Noninterest expense before amortization of
   intangible assets                                                     868,415              147,899             1,016,314
Amortization of intangible assets                                         16,379               14,337                30,716
                                                                      ----------           ----------           -----------
     Total noninterest expense                                           884,794              162,236             1,047,030
                                                                      ----------           ----------           -----------

INCOME BEFORE INCOME TAXES                                               494,512              132,515               627,027
Provision for income taxes                                               152,005               43,014               195,019
                                                                      ----------           ----------           -----------
NET INCOME FROM CONTINUING OPERATIONS                                    342,507               89,501               432,008
Income from discontinued operations, net of tax                                -                  767                   767
                                                                      ----------           ----------           -----------
NET INCOME                                                            $  342,507           $   90,268           $   432,775
                                                                      ==========           ==========           ===========

REVENUE (DOLLARS IN THOUSANDS)

Net interest income                                                   $  865,520           $  195,428           $ 1,060,948
FTE adjustment(3)                                                         11,981                2,046                14,027
                                                                      ----------           ----------           -----------
Net interest income - FTE                                                877,501              197,474             1,074,975
Noninterest income                                                       584,072              111,705               695,777
                                                                      ----------           ----------           -----------
Total revenue                                                          1,461,573              309,179             1,770,752
Securities losses/(gains)                                                (19,501)              (3,338)              (22,839)
                                                                      ----------           ----------           -----------
Total revenue excluding securities gains and losses                   $1,442,072           $  305,841           $ 1,747,913
                                                                      ==========           ==========           ===========

SELECTED AVERAGE BALANCES (DOLLARS IN MILLIONS)

Average Loans(4)
Commercial(5)                                                         $   29,484           $    3,860           $    33,344
Real estate 1-4 family                                                    17,218                  995                18,213
Real estate commercial and construction                                   13,713                3,776                17,489
Real estate equity                                                         6,741                1,609                 8,350
Consumer(6)                                                               12,074                2,738                14,812
Credit cards                                                                 140                   15                   155
                                                                      ----------           ----------           -----------
     Total loans                                                      $   79,370           $   12,993           $    92,363
                                                                      ==========           ==========           ===========

Average deposits
Noninterest bearing deposits                                          $   18,586           $    2,555           $    21,141
NOW accounts                                                              12,102                2,037                14,139
Money market accounts                                                     22,274                2,030                24,304
Savings                                                                    6,249                1,733                 7,982
Consumer time                                                              7,601                4,789                12,390
Other time                                                                 3,501                  332                 3,833
                                                                      ----------           ----------           -----------
   Total consumer and commercial deposits                                 70,313               13,476                83,789
Brokered and foreign deposits                                             10,769                1,876                12,645
                                                                      ----------           ----------           -----------
     Total deposits                                                   $   81,082           $   15,352           $    96,434
                                                                      ==========           ==========           ===========

SELECTED CREDIT DATA (DOLLARS IN THOUSANDS)

Nonaccrual loans                                                      $  336,587           $   30,689           $   367,276
Restructured loans                                                        14,782                    -                14,782
                                                                      ----------           ----------           -----------
   Total nonperforming loans                                             351,369               30,689               382,058
Other real estate owned (OREO)                                            16,458               28,196                44,654
Other repossessed assets                                                  10,270                4,638                14,908
                                                                      ----------           ----------           -----------
     Total nonperforming assets                                       $  378,097           $   63,523           $   441,620
                                                                      ==========           ==========           ===========

(1) Includes service charges on deposits, card and other charges and fees.
(2) Includes retail investment services, investment banking income and trading account profits and commissions.
(3) NCF's FTE adjustments were reduced $4,001 from the third quarter 2004 and
    $4,917 from the fourth quarter of 2003 to conform to SunTrust's methodology.
(4) SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.
(5) SunTrust's 4th quarter 2003 includes $2,243 related to the consolidation of its commercial paper conduit, Three Pillars.
(6) Includes consumer direct and consumer indirect loans.

                                     Page 10